UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 1, 2020

XPERI CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware	001-37956	81-4465732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 Orchard Parkway

San Jose, California 95134

(Address of Principal Executive Offices, including Zip Code)

(408) 321-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.001 per share)	XPER	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, effective June 1, 2020, Xperi Corporation (“Xperi”) and TiVo Corporation (“TiVo”) completed the previously announced merger of equals transaction contemplated by the Agreement and Plan of Merger and Reorganization, dated as of December 18, 2019, as amended on January 31, 2020, (the “Merger Agreement”), by and among Xperi, TiVo, Xperi Holding Corporation (f/k/a XRAY-TWOLF HoldCo Corporation) (“Xperi Holding”), XRAY Merger Sub Corporation (“Xperi Merger Sub”) and TWOLF Merger Sub Corporation (“TiVo Merger Sub”). Pursuant to the Merger Agreement, (i) Xperi Merger Sub was merged with and into Xperi, with Xperi surviving the merger as a subsidiary of Xperi Holding (the “Xperi Merger”) and (ii) TiVo Merger Sub was merged with and into TiVo, with TiVo surviving the merger as a subsidiary of Xperi Holding (the “TiVo Merger” and together with the Xperi Merger, the “Mergers”). Upon the consummation of the Mergers, each of Xperi and TiVo became subsidiaries of Xperi Holding.

As previously disclosed, immediately following the effective time of the Xperi Merger, all members of the then-current board of directors of Xperi (the “Board”) were replaced by Paul Davis and Pamela Sergeeff.

In connection with the consummation of the Xperi Merger, effective as of 10:00 a.m. Pacific time on June 1, 2020, all members of the then-current Board were replaced by Jon Kirchner, John Allen and Paul Davis. Immediately thereafter, the then-current Board appointed Jon Kirchner as President of Xperi (in addition to his then-current office as Chief Executive Officer of Xperi).

There are no arrangements or understandings between John Allen and any other persons pursuant to which he was selected as a director. Additionally, he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Additional information required by Items 5.02(c), (d) and (e) is included in (i) the definitive joint proxy statement/prospectus of Xperi and TiVo, dated April 22, 2020, filed with the Securities and Exchange Commission, (ii) Xperi’s Annual Report on Form 10-K filed with the SEC on February 18, 2020 and (iii) TiVo’s Annual Report on Form 10-K filed with the SEC on February 18, 2020 and is incorporated by reference into this Item 5.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2020	Xperi Corporation

	By:	/s/ Robert Andersen
	Name:	Robert Andersen
	Title:	Executive Vice President and Chief Financial Officer